Basis of preparation of the consolidated financial statements	12 Months Ended
Dec. 31, 2019
Description of business and basis of preparation of consolidated financial statements [abstract]
Description of business and basis of preparation of the consolidated financial statements

Note 2    Description of business and basis of preparation of the consolidated financial statements

2.1    Description of business

Orange provides consumers, businesses and other telecommunications operators with a wide range of services including fixed telephony and mobile telecommunications, data transmission and other value-added services, including mobile financial services, mainly in Europe, Africa and Middle East. In addition to its role as a supplier of connectivity, the Group provides services for businesses, primarily solutions in the fields of digital work, security and improving business line processes.

Telecommunications operator activities are regulated and dependent upon the granting of licenses, just as mobile financial service activities have their own regulations.

2.2    Basis of preparation of the financial statements

The consolidated financial statements were approved by the Board of Directors’ Meeting on February 12, 2020 and will be submitted for approval at the Shareholders’ Meeting on May 19, 2020.

The 2019 consolidated annual financial statements have been prepared in accordance with the International Financial Reporting Standards (IFRSs) as endorsed by the European Union. Comparative figures are presented for 2018 and 2017 using the same basis of preparation.

The data are presented in millions of euros, without a decimal. Rounding to the nearest million may in some cases lead to non material discrepancies in the totals and subtotals shown in the tables.

For the reported periods, the accounting standards and interpretations endorsed by the European Union are similar to the compulsory standards and interpretations published by the International Accounting Standards Board (IASB) with the exception of the texts currently being endorsed, that have no effect on the Group accounts. Consequently, the Group financial statements are prepared in accordance with the IFRS standards and interpretations, as published by the IASB.

The principles applied to prepare the 2019 financial data are based on:

–  all the standards and interpretations endorsed by the European Union compulsory as of December 31, 2019;

–  options taken relating to date and methods of first application (see 2.3 below);

–  the recognition and measurement alternatives allowed by the IFRSs:

Standard		Alternative used
IAS 1	Accretion expense on operating liabilities (employee benefits, environmental liabilities and licenses)	Classification as financial expenses
IAS 2	Inventories	Measurement of inventories determined by the weighted average unit cost method
IAS 7	Interest paid and received dividends	Classification as net operating cash flows
IAS 16	Property, plant and equipment	Measurement at amortized historical cost
IAS 38	Intangible assets	Measurement at amortized historical cost
IFRS 3R	Non-controlling interests	At the acquisition date, measurement either at fair value or at the portion of the net identifiable asset of the acquired entity

–     accounting positions adopted by the Group in accordance with paragraphs 10 to 12 of IAS 8:

Topic	Note
Presentation of consolidated financial statements	Financial statements and segment information
Operating taxes and levies	10.1
Income taxes	10.2
Non-controlling interests
- Change in ownership interest in a subsidiary	3 and 14.6
- Transactions with owners

In the absence of any accounting standard or interpretation, management uses its judgment to define and apply an accounting policy that will result in relevant and reliable information, such that the financial statements:

–  fairly present the Group’s financial position, financial performance and cash flows;

–  reflect the economic substance of transactions;

–  are neutral;

–  are prepared on a prudent basis; and

–  are complete in all material respects.

2.3    New standards and interpretations applied from January 1, 2019

2.3.1      Initial application of IFRS 16 "Leases":

The new standard, IFRS 16 "Leases”, is of mandatory application since January 1, 2019.

The main effects of implementation of IFRS 16, compared with previously applied principles, concern the accounting of leases by lessees. Indeed, IFRS 16, which defines a lease as a contract that conveys to the lessee the right to control the use of an identified asset, significantly changes the recognition of these contracts in the financial statements.

The standard introduces a single lessee model for the recognition of leases, comprising the recognition in assets of a right-of-use asset, and in liabilities of a lease liability equal to the present value of future lease payments. The distinction between finance leases and operating leases under the former standard, IAS 17, is removed and replaced with this new model from January 1, 2019.

In addition to the effect on the presentation of the consolidated statement of financial position, the consolidated income statement is also affected. The current operating expense is replaced by a depreciation expense as well as an interest expense. In the consolidated statement of cash flows, interests continue to be recorded in operating flows. Investment flows are not modified, while the repayment of the lease liability impacts financing flows.

Lease recognition rules for lessors are unchanged compared with IAS 17.

The Group has identified four major categories of lease contracts:

–  Lands and buildings: these contracts mainly concern commercial or service activity leases, as well as leases of technical buildings (leases of space or entire buildings depending on the circumstances) for “fixed" activities.

–  Networks and terminals: these contracts mainly concern the lease of land for mobile sites, some “TowerCos” contracts for mobile activities and local loop access contracts where Orange is the lessee or lessor depending on the country.

–  IT equipment: these contracts primarily concern leases of routers and servers in datacenters.

–  Other: these contracts mainly concern leases of vehicles and technical equipment.

The Group elected to adopt the simplified retroslpective method for first-time application and applies the following authorized practical expedients:

–  Exclusion of leases with a residual term expiring within 12 months of the first application date. This practical expedient is applied for all contracts, including those with a tacit renewal clause at the transition date. In applying this practical expedient, the Group calls on its judgment and experience gained in the previous years to determine whether it is reasonably certain to exercise a renewal option, taking account of the relevant facts and circumstances.

–  Exclusion of leases of assets with a replacement value of less than approximately 5,000 euros.

–  Exclusion of initial direct costs from the measurement of the right-of-use asset at the date of first-time application.

–  The identical classification of asset and liability balances for finance leases identified under IAS 17 in right-of-use assets and lease liabilities as provided for in the standard.

–  The inclusion in the opening balance sheet of provisions for onerous contracts measured as of December 31, 2018 pursuant to IAS 37, as an alternative to impairment testing of right-of-use assets in the opening balance sheet. Rent expenses already provisioned are presented in impairment of right-of-use assets.

The weighted average incremental borrowing rate as of January 1, 2019 for all the lease liabilities amounted to 2.01% based on the residual duration of leases at the transition date.

In 2019, a number of questions were submitted to the IFRS IC seeking to clarify certain questions of interpretations of the standard. In November 2019, the Committee of IFRS IC decided to finalize the tentative agenda decision released in June 2019 regarding the determination of the lease term and the useful life of non-removable leasehold improvements, not considering useful to amend IFRS 16 standard in order to clarify the notion of enforceable period.

With this decision, the Committee considers clarifying how to determine the lease term, by excluding the legal approach consisting of only taking into account the legal form of the contract between the lessor and the lessee in order to determine the enforceable period of the contract. The Committee rather considers that the contract is enforceable as long as the lessee or the lessor would have to bear more than insignificant penalty in case of termination of the contract. Therefore, even in the absence of option for the lessee to extend the lease at its discretion, the reasonably certain lease term shall be assessed in order to determine the corresponding lease liability and therefore, the amount of the right-of-use. According to the Committee, the notion of “penalty” shall be considered broadly and should not be limited to contractual or monetary penalties.

In respect of the determination of the useful life of non-removable leasehold improvements, the Committee considers the following :

–  The lease term of the contract shall be taken into account in the determination of the useful life of leasehold improvements ; and

–  The presence of leasehold improvements which are not fully depreciated and which should be abandoned and dismantled in case of termination of the lease is an example of penalty to be taken into account in the assessment of the enforceable period of the lease contract.

In light of the final decision of the IFRS IC, the Group started the additional analysis of its leases in order to identify leases for which the treatment initially adopted during the implementation of IFRS 16 could be affected.At the date of approval of the consolidated financial statements by the Board of Directors, this analysis covering several thousands leases is still ongoing. Therefore, the accounting effect of the IFRS IC decision has not been recognized as of December 31, 2019 considering the non-finalized analysis of which the effect will lead to the recognition of an additional right-of-use and an additional lease liability.

At the date of preparation of these annual financial statements, the Group’s accounting positions and the terms implemented with regard to these issues were as follows:

–  Regarding the assessment of the lease term, the Group adopted a legal approach in a number of cases. This is the case in quite a few countries where there are open-ended lease contracts with a notice period of less than 12 months for which the Group applied the short-term exemption, in particular for the lease of mobile sites.

–  Regarding the useful life of leasehold improvements, the Group analyzed the leases for which non-removable leasehold improvements were undertaken on the leased assets and considered that there were no economic benefits leading to reassessment of the enforceable lease term initially determined.

–  The Group analyses the subsurface occupancy rights (subsurface servitudes) in order to determine if these contracts include a substantive substitution right of the lessor. If such a right exists, subsurface occupancy rights are not considered as leases. The IFRS IC final decision has not changed the Group position on this matter.

–  The Group decided not to apply the deferred tax exemption from initial recognition provided in IAS 12 (paragraphs 15 and 24) to deferred tax generated by the recognition of a right-of-use asset and a lease liability.

The Group has chosen to apply IFRS 16 using the simplified retrospective method and accordingly the 2017 and 2018 comparative periods have not been restated.

This option leads to the recognition of the cumulative impact of the restatements required by the standard in equity as of January 1, 2019 and is reflected by an increase in consolidated reserves of 2 million euros in equity attributable to owners of the parent company, and mainly relating to the deferred taxes as presented in the table hereafter:

Effects on the consolidated financial statements

–  Effects on the consolidated statement of financial position:

(in millions of euros)	December 31,	Effects of	January 1,
	2018 historical	IFRS 16	2019 restated
	data	application	data
Property, plant and equipment	27,693	(574)	27,119
o/w finance leases	574	(574)	—
Right-of-use assets	—	6,349	6,349
o/w gross value	—	7,042	7,042
o/w accumulated depreciation and amortization	—	(550)	(550)
o/w accumulated impairment (1)	—	(143)	(143)
Deferred tax assets	1,366	1,527	2,893
Total non-current assets	74,701	7,303	82,004
Prepaid expenses	571	(36)	536
Total current assets	21,891	(36)	21,855
Total assets	96,592	7,267	103,859
Total equity (2)	33,249	2	33,251
Non-current financial liabilities	26,749	(427)	26,322
o/w finance lease liabilities	427	(427)	—
Non-current lease liabilities	—	5,239	5,239
Non-current restructuring provision (1)	230	(112)	118
Deferred tax liabilities	631	1,525	2,156
Total non-current liabilities	33,047	6,226	39,273
Current financial liabilities	7,270	(167)	7,103
o/w finance lease liabilities	158	(158)	—
Current lease liabilities	—	1,291	1,291
Trade payables	6,736	(39)	6,697
Current restructuring provision (1)	159	(31)	128
Other current liabilities	1,788	(15)	1,773
Total current liabilities	30,296	1,039	31,335
Total equity and liabilities	96,592	7,267	103,859

(1)	Impairment losses on right-of-use assets concern real estate leases qualified as onerous contracts in France.
(2)	The effect on opening equity as of January 1, 2019 is the result of timing differences between deferred tax assets and liabilities in countries where tax rates are expected to change in the coming years.

Reconciliation of operating lease off-balance sheet commitments presented according to IAS 17 as of December 31, 2018 and lease liabilities recognized according to IFRS 16 as of January 1, 2019

Reconciling items mainly concern the application scope, the lease payment measurement method and other impacts presented below:

(in millions of euros)	January 1, 2019
Operating lease commitments as of December 31, 2018 (1)	5,815
Commitments presented in other operating activities commitments as of December 31, 2018 (2)	1,023
Commitments relating to leases covered by an exemption (3)	(124)
Commitments relating to leases where the underlying asset is available after January 1, 2019 (4)	(524)
Measurement differences due to the determination of the lease term (5)	167
Lease payment measurement differences (6)	(191)
Finance lease liabilities as of December 31, 2018 (7)	584
Other effects (8)	513
Lease liabilities as of January 1, 2019 - Before discounting	7,264
Discounting effect	(734)
Lease liabilities as of January 1, 2019	6,530

(1)	Including Orange Bank off-balance sheet commitments in the amount of 37 million euros.
(2)	Including notably some site management contracts (“TowerCos”) signed in Africa and local loop access contracts in Spain presented in other goods and services purchase commitments.
(3)	The Group has excluded from lease liabilities, leases with a residual term expiring within 12 months of the application date and leases of assets with a replacement value of less than approximately 5,000 euros.
(4)	Including notably property lease contracts signed in 2018 of which date of effective occupancy is subsequent to January 1, 2019
(5)	Off-balance sheet commitments are based on the minimum term of contracts whereas according to IFRS 16, the determination of the duration takes into account extension options that the lessee is reasonably certain to exercise.
(6)	These measurement differences are relating to lease payments that depend on an index or a rate.
(7)	Lease liabilities as of January 1, 2019 include the finance lease liabilities recognized as of December 31, 2018 according to IAS 17.
(8)	Including minimum lease payments under real estate leases classified as onerous contracts in France recognized in restructuring provisions as of December 31, 2018 and excluded from the off-balance sheet commitments.

Disclosures regarding lease liabilities and right-of-use assets are presented in Note 9.

2.3.2      Application of IFRIC 23 "Uncertainty over Income Tax Treatments"

The interpretation IFRIC 23 “Uncertainty over Income Tax Treatments” is of mandatory application since January 1, 2019 and clarifies the identification, valuation and accounting treatment of uncertain tax positions in relation with the income tax.

This interpretation had no effect on the measurement of income tax liabilities, nor on their presentation in the consolidation financial statements of the Group.

2.3.3      Early adoption of amendments to IFRS 9, IFRS 7 and IAS 39 relating to interest rate benchmark reform

The interest rate benchmark reform that will replace EONIA and IBOR rates from January 1, 2022, will affect some of the Group's financial instruments and hedges. This first amendment published by the IASB aims, in particular, to enable hedging relationships to be maintained before the interest rate benchmark reform is actually implemented.

The Group has begun discussions with the counterparties to negotiate the replacement of the old indexes with new ones. At December 31, 2019 the Group's exposure to financial instruments indexed to variable rates and maturing later than January 1, 2022 (when the amendments take effect) came down to the following items:

–  perpetual bonds redeemable for shares (French acronym TDIRA) with a nominal value of 818 million euros (see Note 12.4);

–  cross-currency swaps with a nominal value of 348 million euros; and

–  interest rate swaps with a nominal value of 1,195 million euros.

2.4    Main standards and interpretations compulsory after December 31, 2019 with no early application elected by the Group

2.4.1      Amendment to IFRS 3 "Definition of a business"

This amendment clarifies the definition of a business and aims to help those preparing financial statements to determine whether an acquisition must be recognized as a business combination or an asset acquisition. This amendment will apply to all acquisitions made from January 1, 2020. The Group chose not to adopt this amendment early. These arrangements will be taken into consideration for future acquisitions to determine whether the transaction must be recognized as a business combination or an asset acquisition.

2.4.2      Amendments to IAS 1 and IAS 8 "Materiality"

Amendments to IAS 1 and IAS 8 specify that material information is "obscured" if the way in which it is reported has the same effect as if the information had not been reported. This may be the case if the information is scattered in various notes to the financial statements or in the event of information being inappropriately aggregated. These amendments apply to consolidated financial statements for reporting periods beginning on or after January 1, 2020. The Group believes that these amendments will have no effect on the presentation of its consolidated financial statements.

2.5    Accounting policies, use of judgment and estimates

The accounting policies are presented within each note to which they refer. In summary:

Note	Topic	Accounting policies	Judgments and estimates (1)
1	Segment information	X
3	Changes in the scope of consolidation, takeovers (business combinations), internal transfer of consolidated shares, assets held for sale	X	X
4.1	Revenue	X	X
4.3	Trade receivables	X
4.4	Customer contract net assets and liabilities, costs of obtaining a contract and costs to fulfill a contract, unfulfilled performance obligations	X
4.6	Submarine cable consortiums, Orange Money	X
4.7	Related party transactions	X
5.1	Advertising, promotion, sponsoring, communication and brand marketing costs	X
5.2	Litigation, integration costs	X	X
5.3	Restructuring costs	X	X
5.4	Broadcasting rights and equipment inventories	X
5.6	Trade payables (goods and services)	X	X
6.2	Employee benefits	X	X
6.3	Employee share-based compensation	X
7	Goodwill, impairment of goodwill	X	X
8.2	Depreciation and amortization	X
8.3	Impairment of non-current assets	X	X
8.4	Other intangible assets	X	X
8.5	Property,plant and equipment financial liabilities	X	X
8.6	Fixed assets payables	X	X
8.7	Dismantling provision	X	X
9	Leases	X	X
9.1	Lease liabilities	X	X
9.2	Right-of-use assets	X
10.1	Operating taxes and levies	X
10.2	Income taxes	X	X
11	Interests in associates and joint ventures	X	X
12.3	Net financial debt	X	X
12.3	Cash and cash equivalents, bonds, bank loans and loans from multilateral lending institutions	X
12.4	Perpetual bonds redeemable for shares (TDIRA)	X	X
12.7	Financial assets (excluding Orange Bank activities)	X	X
12.8	Derivatives (excluding Orange Bank activities)	X
13.8	Fair value of financial assets and liabilities (excluding Orange Bank activities)	X	X
14.2	Treasury shares	X
14.4	Subordinated notes, equity component of perpetual bonds redeemable for shares (TDIRA)	X	X
14.5	Translation adjustments	X
14.6	Non-controlling interests	X
14.7	Earnings per share	X
16.1	Financial assets and liabilities of Orange Bank	X
16.1.1	Financial assets related to Orange Bank activities	X	X
16.2.2	Fair value of financial assets and liabilities of Orange Bank		X
17	Litigation		X

(1)	See Notes 2.5.1 and 2.5.2

2.5.1      Use of judgment

In addition to the alternatives or accounting positions mentioned above in 2.2, Management exercises judgment in order to define the accounting policies for certain transactions:

Topic		Nature of accounting judgment
Note 3	Control

Requiring judgment in certain circumstances with respect to the existence or not of the control

Continuous control assessment which can affect the scope of consolidation, as for instance when a shareholders’ agreement is revised or terminated, or when protective rights turn into substantive rights

Note 4	Revenue	Splitting transaction price between mobile and service Identification of distinct or non-distinct performance obligations
Notes 5, 10 and 17	Purchases and other expenses, tax and litigation

Litigation and tax: measurement of technical merits of the interpretations and legislative positions and qualification of the facts and circumstances

Onerous supplier contracts: trigger event, nature of unavoidable costs

Notes 5 and 12	Purchases and other expenses, financial assets and liabilities, net finance costs	Reverse factoring: distinguishing operating debt and financial debt
Note 8	Fixed assets	Qualifying network, sites or equipment sharing among operators as joint operations
Note 9	Leases

Determination of the non cancellable lease term and assessment of the exercise or not of termination, extension and purchase option

Separation of service and lease components of leases

"TowerCos" arrangements: electing the unit of account (tower or used space) and analyzing the arrangements in order to determine whether they contain a lease

Notes 12 and 14	Financial assets and liabilities and net finance costs Equity	Distinguishing equity and debt: assessing specific contractual clauses

2.5.2      Use of estimates

In preparing the Group’s consolidated annual financial statements, Orange’s management makes estimates, insofar as many elements included in the financial statements cannot be measured precisely. Management revises these estimates if the underlying circumstances evolve or in light of new information or more experience. Consequently, the estimates made at December 31, 2019 may subsequently be changed.

Topic		Key sources of estimates on future income and/or cash flows
Note 4	Revenue	Deciding duration of legally binding rights and obligations
Notes 5, 10 and 17	Risk of resources outflow linked to claims and litigation and to tax legislation Onerous contracts	Underlying assumptions of the assessment of legal and fiscal positions Identifying and releasing of uncertain legal and tax positions Underlying assumptions of the assessment
Notes 7.3, 7.4, 8.3, 8.4, 8.5 and 11	Measurement of the recoverable values for the impairment tests (goodwill, tangible and intangible assets, investments accounted for under the equity method)

Sensitivity to discount rates, perpetual growth rate and business plans’ assumptions which affect the expected cash flows (revenues, EBITDAaL and investments)

Assessing the competitive, economic and financial environment of the countries where the Group operates , taking into account the potential effects of Brexit on these assumptions

Note 10.2	Measurement of the recoverable value of deferred tax assets	Assessing the deferred tax assets’ recovery timeline when a tax entity reverts to profitability or when the tax legislation limits the use of tax loss carryforward
Note 8	Fixed assets

Assessing assets’ useful life according to the change in the technological, regulatory or economic environment (notably the migration from the copper local loop into fiber and other greater bandwidth technologies, radio technology migration)

Provision for dismantling and restoring sites: dismantling timeframe, discount rate, expected cost

Note 9	Leases	Determination of the incremental borrowing rate of the lease when the implied interest rate is not identifiable in the lease
Note 6.2	Employee benefits	Sensitivity to discount rates Sensitivity to sign-up rate senior plans
Notes 13 and 16	Fair value of financial assets and liabilities	Models, selection of parameters, fair value hierarchy, evaluation of non-performance risks

Furthermore, aside from the elements linked to the level of activity, income and future cash flows are sensitive to changes in financial market risks, notably interest rate and foreign exchange risks.